All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

October 14, 2002

Final Structural and Collateral Term Sheet

$848,250,000 (approximate) of Senior Certificates

GSR Mortgage Loan Trust 2002-11F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2002-11F

Features of the Transaction	Key Terms

•

Offering consists of approximately $848,250,000 of senior securities expected to be rated triple-A by Fitch and Moody’s.

•

The overall expected amount of credit support for the senior certificates is 2.90% +/- 0.50% on the securities in the form of subordination with a shifting interest structure and a five year prepayment lockout.

•

Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one to four family residential properties, serviced by Wells Fargo Home Mortgage, Inc.

•

The amount of senior certificates is approximate and may vary by up to 5%.

•

There will be a 6.5% Wac IO, and the remaining senior securities will have a coupon of 6.0%.

Issuer: GSR Mortgage Loan Trust 2002-11F

Underwriter: Goldman, Sachs & Co

Originator: Wells Fargo Home Mortgage, Inc.

Servicer: Wells Fargo Home Mortgage , Inc.

Trustee: JPMorgan Chase Bank

Depositor: GS Mortgage Securities Corp.

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date.

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month

Clean Up Call: 10% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates.

Expected Subordination: 2.90%+/- 0.50%.

Expected Rating Agencies: Fitch and Moody’s

Minimum Denomination: Senior certificates - $25,000

Delivery: Senior certificates – DTC

Time Table
Expected Settlement:	October 30, 2002
Cut-off Date:	October 1, 2002
First Distribution Date:	November 25, 2002
Distribution Date:	25th of each month

Preliminary Collateral Information	6.0% Certificates	6.5% Wac IO
Total Outstanding Principal Balance:	$873,422,000	$93,752,000
Number of Mortgage Loans:	1,999	1,978
Average Scheduled Principal Balance of the Mortgage Loans (000’s):	$437	$437
Weighted Average Annual Mortgage Interest Rate:	6.95%	7.02%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.26%	0.26%
Weighted Average Amortized Term to Maturity:	353	353
Weighted Average Seasoning:	6	6
Weighted Average Original Loan-To-Value Ratio:	68%	68%
Owner Occupied:	97%	97%
Single Family /Detached PUD’s:	90%	89%
FICO:	732	730
State Concentration > 10%:	CA 41%	CA 40%
Full Documentation	88%	87%

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Final Structural and Collateral Term Sheet

All Collateral

PRINCIPAL BALANCE	# of Loans	Scheduled Principal Balance		FICO SCORE	# of Loans	Scheduled Principal Balance
		Total	% By Dollars			Total	% By Dollars

$50,001 - $150,000	29	3,333,790	0.4	Unavailable	34	13,607,624	1.6
$150,001 - $250,000	29	6,035,516	0.7	600 - 619	24	9,616,510	1.1
$250,001 - $350,000	437	143,950,166	16.5	620 - 639	53	25,228,963	2.9
$350,001 - $450,000	822	325,831,151	37.3	640 - 659	93	41,383,380	4.7
$450,001 - $550,000	364	179,629,120	20.6	660 - 679	157	69,335,408	7.9
$550,001 - $650,000	217	131,556,568	15.1	680 - 699	199	85,606,765	9.8
$650,001 - $750,000	33	23,351,881	2.7	700 - 719	221	95,073,528	10.9
$750,001 - $850,000	32	25,681,561	2.9	720 - 739	233	98,131,139	11.2
$850,001 - $950,000	16	14,381,044	1.6	740 - 759	286	121,924,001	14
$950,001 - $1,050,000	20	19,834,810	2.3	760 - 779	371	168,122,244	19.2
TOTAL	1,999	873,585,608	100	780+	328	145,556,046	16.7
				TOTAL	1,999	873,585,608	100

AMORTIZED	# of Loans	Scheduled Principal Balance
REMAINING TERM		Total	% By Dollars	STATE	# of Loans	Scheduled Principal Balance
181 - 240 Months	12	4,983,478	0.6			Total	% By Dollars
241 - 348 Months	99	38,896,274	4.5	California	798	353,931,069	40.5
349 - 360 Months	1,888	829,705,856	95	Virginia	125	50,522,531	5.8
TOTAL	1,999	873,585,608	100	New York	96	41,878,205	4.8
				New Jersey	89	40,444,073	4.6
MORTGAGE RATE	# of Loans	Scheduled Principal Balance		Massachusetts	86	38,850,247	4.4
		Total	% By Dollars	Maryland	89	38,828,311	4.4
5.875	3	1,049,959	0.1	Florida	61	27,526,202	3.2
6	1	201,427	0	Illinois	64	25,871,296	3
6.125	7	3,742,476	0.4	Texas	58	26,297,359	3
6.25	10	4,134,844	0.5	Colorado	61	25,480,691	2.9
6.375	12	4,622,467	0.5	Washington	55	22,828,312	2.6
6.5	40	16,660,220	1.9	Connecticut	49	21,923,667	2.5
6.625	59	26,788,011	3.1	Georgia	39	17,091,040	2
6.7	1	395,871	0	Minnesota	45	17,761,438	2
6.75	286	128,761,324	14.7	Pennsylvania	37	16,055,890	1.8
6.875	575	253,902,997	29.1	Arizona	20	8,724,130	1
6.95	10	3,965,228	0.5	Missouri	18	8,409,669	1
7	451	196,290,704	22.5	North Carolina	22	8,907,821	1
7.125	270	118,684,818	13.6	Oregon	20	9,084,489	1
7.25	166	69,512,741	8	All Others	167	73,169,168	8.4
7.375	65	28,000,785	3.2	TOTAL	1,999	873,585,608	100
7.5	20	8,534,665	1
7.625	9	3,841,860	0.4	PROPERTY TYPE	# of Loans	Scheduled Principal Balance
7.75	9	3,036,113	0.3			Total	% By Dollars
7.875	3	637,194	0.1	Single Family	1,791	785,740,956	89.9
8	2	821,904	0.1	Condo	99	40,015,377	4.6
TOTAL	1,999	873,585,608	100	PUD	81	34,836,803	4
				2-4 Family	15	8,320,190	1
				Co-op	11	4,385,687	0.5
				Townhouse	1	140,173	0
				Unknown	1	146,423	0
				TOTAL	1,999	873,585,608	100

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Final Structural and Collateral Term Sheet

All Collateral

LOAN PURPOSE	# of Loans	Scheduled Principal Balance		MI COVERAGE	# of Loans	Scheduled Principal Balance
		Total	% By Dollars			Total	% By Dollars
Refinance	814	365,565,826	41.8		1,917	844,668,252	96.7
Purchase	791	342,176,856	39.2	Amortized CLTV <= 80%
Cash Out	394	165,842,926	19		82	28,917,356	3.3
TOTAL	1,999	873,585,608	100	Amortized CLTV > 80% With PMI
				TOTAL	1,999	873,585,608	100
OCCUPANCY TYPE	# of Loans	Scheduled Principal Balance
		Total	% By Dollars	DOCUMENTATION TYPE	# of Loans	Scheduled Principal Balance
Primary	1,945	849,639,027	97.3			Total	% By Dollars
Secondary	53	23,667,004	2.7	Full Doc	1,737	765,764,601	87.7
Investment	1	279,577	0	Asset Only	163	65,095,283	7.5
TOTAL	1,999	873,585,608	100	No Doc	61	24,681,215	2.8
				Income Only	38	18,044,508	2.1
AMORTIZED LOAN TO VALUE	# of Loans	Scheduled Principal Balance		TOTAL	1,999	873,585,608	100
		Total	% By Dollars
Below 40.00%	87	41,783,534	4.8	ORIGINAL TERM	# of Loans	Scheduled Principal Balance
40 - 49.99%	131	60,857,246	7			Total	% By Dollars
50 - 59.99%	260	118,600,492	13.6	181 - 240 Months	12	4,983,478	0.6
60 - 69.99%	499	230,749,664	26.4	241 - 348 Months	1	397,403	0
70 - 79.99%	940	392,677,317	45	349 - 360 Months	1,986	868,204,727	99.4
80 - 84.99%	22	8,569,448	1	TOTAL	1,999	873,585,608	100
85 - 89.99%	47	15,976,135	1.8
90 - 99.99%	13	4,371,773	0.5
TOTAL	1,999	873,585,608	100

ORIGINAL LOAN	# of Loans	Scheduled Principal Balance
TO VALUE		Total	% By Dollars
Below 40.00%	85	40,889,335	4.7
40 - 49.99%	120	55,119,248	6.3
50 - 59.99%	258	118,251,117	13.5
60 - 69.99%	433	197,985,465	22.7
70 - 79.99%	589	254,583,972	29.1
80 - 84.99%	448	183,729,314	21
85 - 89.99%	26	9,850,646	1.1
90 - 99.99%	40	13,176,511	1.5
TOTAL	1,999	873,585,608	100

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Final Structural and Collateral Term Sheet

1AX

PRINCIPAL BALANCE	# of Loans	Scheduled Principal Balance		FICO SCORE	# of Loans	Scheduled Principal Balance
		Total	% By Dollars			Total	% By Dollars
$50,001 - $150,000	29	470,117	0.5	Unavailable	33	1,470,709	1.6
$150,001 - $250,000	28	708,052	0.8	600 - 619	24	1,168,349	1.2
$250,001 - $350,000	435	15,929,767	17	620 - 639	53	3,101,374	3.3
$350,001 - $450,000	810	34,590,191	36.9	640 - 659	91	4,828,924	5.2
$450,001 - $550,000	361	19,023,387	20.3	660 - 679	156	7,862,493	8.4
$550,001 - $650,000	215	13,849,434	14.8	680 - 699	197	9,441,802	10.1
$650,001 - $750,000	32	2,351,907	2.5	700 - 719	220	10,440,155	11.1
$750,001 - $850,000	32	2,881,636	3.1	720 - 739	230	10,371,277	11.1
$850,001 - $950,000	16	1,588,442	1.7	740 - 759	285	13,104,245	14
$950,001 - $1,050,000	20	2,359,139	2.5	760 - 779	367	17,484,339	18.6
TOTAL	1,978	93,752,073	100	780+	322	14,478,404	15.4
				TOTAL	1,978	93,752,073	100
AMORTIZED REMAINING TERM	# of Loans	Scheduled Principal Balance
		Total	% By Dollars	STATE	# of Loans	Scheduled Principal Balance
181 – 240 Months	12	488,440	0.5			Total	% By Dollars
241 – 348 Months	99	4,286,688	4.6	California	793	37,046,663	39.5
349 – 360 Months	1,867	88,976,945	94.9	New York	95	5,284,901	5.6
TOTAL	1,978	93,752,073	100	Virginia	121	4,856,800	5.2
				Massachusetts	85	4,198,606	4.5
MORTGAGE RATE	# of Loans	Scheduled Principal Balance		Maryland	87	4,174,963	4.5
		Total	% By Dollars	New Jersey	86	4,020,458	4.3
6.375	12	83,560	0.1	Florida	60	3,408,630	3.6
6.5	40	621,554	0.7	Texas	58	3,074,417	3.3
6.625	59	1,514,553	1.6	Illinois	64	2,795,985	3
6.7	1	26,950	0	Colorado	61	2,756,236	2.9
6.75	286	9,756,146	10.4	Washington	54	2,572,447	2.7
6.875	575	24,120,785	25.8	Connecticut	49	2,343,238	2.5
6.95	10	422,449	0.5	Minnesota	45	1,998,575	2.1
7	451	22,422,438	23.9	Georgia	38	1,731,772	1.8
7.125	270	15,839,859	16.9	Pennsylvania	36	1,573,129	1.7
7.25	166	10,614,061	11.3	Arizona	20	1,022,553	1.1
7.375	65	4,813,981	5.1	North Carolina	22	1,001,921	1.1
7.5	20	1,631,434	1.7	Missouri	18	950,191	1
7.625	9	808,268	0.9	Oregon	20	976,775	1
7.75	9	697,138	0.7	All Others	166	7,963,813	8.6
7.875	3	158,563	0.2	TOTAL	1,978	93,752,073	100
8	2	220,333	0.2
TOTAL	1,978	93,752,073	100

**note columns may not add to total due to rounding

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Final Structural and Collateral Term Sheet

1AX

PROPERTY TYPE	# of Loans	Scheduled Principal Balance		ORIGINAL LOAN	# of Loans	Scheduled Principal Balance
		Total	% By Dollars	TO VALUE		Total	% By Dollars
Single Family	1,770	83,839,716	89.4	Below 40.00%	85	4,115,829	4.4
Condo	99	4,627,594	4.9	40 - 49.99%	119	5,549,331	5.9
PUD	81	3,752,754	4	50 - 59.99%	254	12,090,791	12.9
2-4 Family	15	953,189	1	60 - 69.99%	428	20,989,302	22.4
Co-op	11	551,714	0.6	70 - 79.99%	581	27,607,531	29.4
Townhouse	1	16,012	0	80 - 84.99%	445	20,421,596	21.8
Unknown	1	11,094	0	85 - 89.99%	26	1,349,446	1.4
TOTAL	1,978	93,752,073	100	90 - 99.99%	40	1,628,247	1.7
				TOTAL	1,978	93,752,073	100
LOAN PURPOSE	# of Loans	Scheduled Principal Balance
		Total	% By Dollars	MI COVERAGE	# of Loans	Scheduled Principal Balance
Refinance	807	38,235,544	40.8			Total	% By Dollars
Purchase	783	37,328,968	39.8	Amortized CLTV	1,896	90,096,433	96.1
Cash Out	388	18,187,561	19.4	<= 80%
TOTAL	1,978	93,752,073	100	Amortized CLTV	82	3,655,640	3.9
				> 80% With PMI
OCCUPANCY TYPE	# of Loans	Scheduled Principal Balance		TOTAL	1,978	93,752,073	100
		Total	% By Dollars
Primary	1,925	90,697,047	96.7	DOCUMENTATION TYPE	# of Loans	Scheduled Principal Balance
Secondary	52	3,049,972	3.3			Total	% By Dollars
Investment	1	5,054	0	Full Doc	1,717	81,674,397	87.1
TOTAL	1,978	93,752,073	100	Asset Only	162	7,533,798	8
				No Doc	61	2,572,701	2.7
AMORTIZED LOAN TO VALUE	# of Loans	Scheduled Principal Balance		Income Only	38	1,971,178	2.1
		Total	% By Dollars	TOTAL	1,978	93,752,073	100
Below 40.00%	87	4,193,140	4.5
40 - 49.99%	130	6,206,711	6.6	ORIGINAL TERM	# of Loans	Scheduled Principal Balance
50 - 59.99%	256	12,110,578	12.9			Total	% By Dollars
60 - 69.99%	492	24,340,931	26	181 - 240 Months	12	488,440	0.5
70 - 79.99%	931	43,245,073	46.1	241 - 348 Months	1	30,111	0
80 - 84.99%	22	1,025,923	1.1	349 - 360 Months	1,965	93,233,522	99.4
85 - 89.99%	47	2,054,134	2.2	TOTAL	1,978	93,752,073	100
90 - 99.99%	13	575,584	0.6
TOTAL	1,978	93,752,073	100

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.